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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



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Date of Report (Date of earliest event reported):        November 18, 1999
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                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)



         New York                     No. 1-10299               13-3513936
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



233 Broadway, New York, New York                                      10279-0003
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 553-2000
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Item 5. Other Events.

          On November 18, 1999, the Registrant reported earnings for the third quarter ended October 30, 1999. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)

Item 7. Financial Statements and Exhibits.

      (c)  Exhibits

          In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.

                                             VENATOR GROUP, INC.
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                                                (Registrant)

Date:  November 18, 1999                     By:  /s/ Bruce L. Hartman
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                                                  Bruce L. Hartman
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K



Exhibit No. in Item 601
    of Regulation S-K                 Description
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
           99                         News Release dated November 18, 1999


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